================================================================================

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                          Ion Laser Technology, Inc.
 ................................................................................
                  (Name of Registrant as Specified in Charter)


 ................................................................................
    (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         .......................................................................
    2)   Aggregate number of securities to which transaction applies:

         .......................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

         .......................................................................

    5)   Total fee paid:

         .......................................................................

[_] Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ................................................
    2)   Form, Schedule or Registration Statement No.
                                                     ...........................
    3)   Filing Party:
                      ..........................................................
    4)   Date Filed:
                    ............................................................

================================================================================

                ION LASER TECHNOLOGY, INC., dba BRITESMILE, INC.
                               200 Diplomat Drive
                            Airport Business Center
                          Lester, Pennsylvania  19113
                                 (610) 362-1111


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 11, 1998

To the Shareholders:

          Notice is hereby given that the Annual Meeting of the Shareholders of Ion Laser Technology, Inc., dba BriteSmile, Inc. ("the Company") will be held at the Warwick Hotel, 1701 Locust Street, Philadelphia, Pennsylvania 19103-6179, on Tuesday, August 11, 1998, at 3:00 p.m., local time, and at any postponement or adjournment thereof, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

          1. To elect five directors, each to serve until the next annual meeting of shareholders and until his successor is elected and shall qualify;

          2. To approve a proposal to amend Article 1 of the Articles of Incorporation of the Company to change the name of the Company to BriteSmile, Inc;

          3. To approve the Company's Revised 1997 Stock Option and Incentive Plan;

          4. To approve the Board of Directors' selection of Ernst & Young LLP as the Company's independent auditors; and

          5. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

          The Company's Board of Directors has fixed the close of business on June 22, 1998 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose related to the meeting during ordinary business hours at the offices of the Company at 200 Diplomat Drive, Airport Business Center, Lester, Pennsylvania 19113 during the ten days prior to the meeting.

          You are requested to date, sign and return the enclosed Proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying Proxy Statement and Proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope, whether or not you expect to attend the meeting. The giving of your proxy as requested will not affect your right to vote in person if you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                              By Order of the Board of Directors,

                              Brian G. Delaney, Acting Secretary

Lester, Pennsylvania
July 16, 1998

                ION LASER TECHNOLOGY, INC., dba BRITESMILE, INC.
                               200 Diplomat Drive
                            Airport Business Center
                          Lester, Pennsylvania  19113
                                 (610) 362-1111

                    --------------------------------------

                                PROXY STATEMENT

                    --------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

          The enclosed Proxy is solicited by the Board of Directors of Ion Laser Technology, Inc., dba BriteSmile, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the Warwick Hotel, 1701 Locust Street, Philadelphia, Pennsylvania 19103-6179 on August 11, 1998, at 3:00 p.m., local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the Revised 1997 Stock Option and Incentive Plan, and FOR ratification of the appointment of auditors. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting, or by giving a later dated proxy.

          The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. Action on a matter, other than the election of directors, is approved if the votes properly cast favoring the action exceed the votes cast
opposing the action.   Abstentions and broker non-votes will count for purposes
of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

          The close of business on June 22, 1998, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 7,669,772 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

          This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about July 16, 1998.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

          The Company's Bylaws provide that the number of directors shall range from three to seven, as determined from time to time by the shareholders or the Board of Directors. Presently the Company's Board of Directors consists of six members, five of whom are nominees for election at the Annual Meeting. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

          The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

          Mr. Richard V. Trefz, age 56, became a member of the Board of Directors in November 1997. He was appointed the President and CEO of the Company on June 1, 1998. From January 1995 to May 1998, Mr. Trefz was the Divisional CEO of Inductotherm Industries, Inc., the world's leading and largest manufacturer of induction melting equipment. Prior to that position, Mr. Trefz was President of DEN-TAL-EZ, Inc. Mr. Trefz held various management positions with DEN-TAL-EZ, and ultimately served as President from 1989 to 1994. Under his leadership as President, the Company achieved the number two market share in dental handpieces, number one share in vacuum systems, and number four position in operatory equipment in a field of 15 manufacturers.

          Mr. Anthony M. Pilaro, age 62, has been a director of the Company since August, 1997. Presently, he serves as Chairman of CAP Advisors Limited and maintains offices in Dublin, Ireland. He is a director of LCO Investments Limited, the owner of record of 32% of the Company's outstanding stock. He is also Chairman of Excimer Vision Leasing L.P., a partnership engaged in the business of leasing excimer laser systems. Mr. Pilaro has been involved in private international investment banking. He was a Founding Director and former Chief Executive Officer of Duty Free Shoppers Group Limited, a founder of the predecessor of VISX, Inc., and a founder and principal owner of Excimer Vision Leasing, LP. A graduate of the University of Virginia '57, and the University of Virginia Law School '60, Mr. Pilaro practiced law in New York City through 1964.

          Mr. Brian G. Delaney, age 29, was appointed Acting Chief Financial Officer and Acting Secretary of the Company on May 5, 1998. He is currently employed with CAP Advisors Limited, an affiliate of the Company, in their Dublin branch. He holds the position of CAP Group Financial Director. Prior to serving with CAP, Mr. Delaney qualified as a Chartered Accountant with Price Waterhouse where he worked as a Senior Auditor for a wide variety of local and international clients.

          Mr. R. Eric Montgomery, age 43, has been a director of the Company since May 5, 1998. Mr. Montgomery is an experienced consultant, researcher and entrepreneur in the oral care and cosmetic products industries, and has been granted over 65 US and foreign patents since 1981. Previously, from November 1997 until May 1998, he served as an independent consultant to the Company through Applied Dental Sciences, Inc. (Monterey, MA), the oral care products research and development firm of which he has been President since 1992. Mr. Montgomery is also the Founding Manager and President of OraCeutical LLC (Lee,
MA), an organization dedicated to the development of next generation products for use in the professional dental office. Mr. Montgomery's organizations have developed products for companies including The Dial Corporation, Natural White, AgriNutrition, ProHealth Laboratories, OPI Products, American Dental

Hygienics, and Boots PLC. Mr. Montgomery is also President of IDEX Dental Sciences, Inc. (Lee, MA), an intellectual property holding firm established by Mr. Montgomery in March 1996.

          Linda S. Oubre, age 39, commenced serving as a director of the Company on May 21, 1998. Ms. Oubre is the President of Tri Com Ventures in Walnut Creek, California. The firm specializes in new venture planning and implementation consulting. Her clients have included McGraw Hill's Business
                                                                    --------
Week Magazine, Prodigy Online Service, and the United Nations Business
-------------
Development Project in the Republic of Belarus. Prior to starting Tri Com Ventures in 1996, Ms. Oubre was General Manager, New Business Development, for the Los Angeles Times, and also served as Director of Operations for Walt
    -----------------
Disney's Consumer Products Division and Manager of Financial Planning for the Times Mirror Company. She has also been a visiting instructor at the Wharton Business School.

          There is no family relationship between any executive officer or director of the Company and any other executive officer or director.

                             DIRECTOR COMPENSATION

          Since March 31, 1996, the Board has been compensated pursuant to a program under which all directors receive options to purchase 5,000 shares of common stock per year for each year during which they serve as a director. The exercise price of such options is 100% of the fair market price on the date of grant. Additionally, outside directors have received cash payment in the amount of $500 per meeting physically attended; outside directors receive no cash compensation for telephonic participation. Actual expenses incurred by outside directors are compensated. The director compensation program is under review.

          Certain new directors of the Company have been granted Units of Company equity participation by LCO Investments Limited, a major shareholder of the Company. As of May 11, 1998, LCO adopted an Incentive Compensation Plan (the "LCO Plan"). Under the LCO Plan, certain key employees, consultants or directors of the Company may be given the opportunity to benefit from the appreciation in the value of the LCO's present equity holdings in the Company. Such appreciation rights are granted by way of incentive compensation units ("Units"), whose value is determined by the increase in value of LCO's present holdings of Company Common Stock above a prescribed base value of $4.75 per share. Each Unit represents a percentage interest (determined by the total number of Units granted under the LCO Plan) in such increase in value of LCO's holdings. In May 1998, LCO granted Units to the following directors of the Company as incentive compensation: Richard Trefz, Brian Delaney, and Linda Oubre.

          Pursuant to an Agreement in effect from November, 1997 through May 1998, Richard Trefz received compensation from a Company affiliate, CAP Advisers Limited, related to Mr. Trefz' service as a director of the Company. During the period the Agreement was in force, Mr. Trefz received a consulting fee, paid by CAP Advisers Limited, of $25,000. Mr. Trefz also received options to purchase 50,000 shares of Common Stock of the Company owned by CAP Advisers, at an exercise price of $4.00 per share. Such options have been cancelled. As of June 1, 1998, this Agreement has been terminated and replaced with an Employment Agreement relating to Mr. Trefz' appointment as President and CEO of the Company.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

          The Company's Board of Directors took action at four duly noticed special meetings of the Board during the fiscal year ended March 31, 1998. Each nominee for director then serving as a director attended all of the Company's special meetings of the Board of Directors. The Company has established an Audit Committee and a Compensation Committee. At present, the Audit Committee consist of Messrs. Delaney and Montgomery, and Ms. Oubre. The Compensation Committee consists of directors Delaney, Montgomery, and Oubre.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.


                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

          The following individuals serve as executive officers or significant employees or consultants of the Company:


                                               CURRENT
NAME                          AGE          POSITION(S)/1/
----                          ---          --------------

Richard V. Trefz               56          President, Chief Executive Officer,
                                           Director

David W. Bruhin                57          Vice President of Marketing, Business
                                           Development, and Planning

Brian G. Delaney               29          Acting Chief Financial Officer,
                                           Acting Company Secretary, Director

John W. Warner                 __          Research and Development Director

Michael B. Knight, DDS         __          Clinical Dental Advisor

Salim A. Nathoo                42          Product Development Consultant


--------------------------------------------------------------------------------

/1/ All directors serve for one year and until their successors are elected and qualified. All officers serve at the pleasure of the Board of Directors. There are no family relationships between any of the officers and directors.

--------------------------------------------------------------------------------

          David W. Bruhin was appointed Vice President of Marketing, Business Development and Planning on June 1, 1998. Mr. Bruhin has more than 18 years of senior management and consulting experience. He is currently in the process of establishing a Marketing and Customer Service Center at the Company's newly established headquarters in Lester, Pennsylvania, enabling the Company to more efficiently respond to dentists' needs. From August 1995 to May 1998, Mr. Bruhin was President of the Swarthmore Consulting Group, where he provided business planning, marketing, consulting and acquisition advisory services to clients in the dental industry. Prior to this position, he was Vice President of DEN-TAL-EZ, Inc., where he undertook a wide range of responsibilities in management, sales and marketing, and business and product development.

          Mr. John W. Warner accepted the position of Research and Development Director for the Company on May 15, 1998. Mr. Warner is an experienced research and technology consultant and entrepreneur who was one of the leading contributors to the development of ophthalmic applications of laser technology. Dr. Warner will lead the Company's assessment of existing products and LATW development efforts at research and development facilities recently established by the Company in Evanston, Illinois. Dr. Warner has served as a consultant to Northwestern University in the areas of technology development and commercialization. From March 1986 to December 1990 he was the founder and CEO of Taunton Technologies, Inc., a predecessor of VISX, Inc., engaged in the business of developing and manufacturing excimer laser systems to perform ophthalmic surgery.

          Michael B. Knight, DDS, a graduate of Baylor College of Dentistry ('87), currently serves as Dental Director to the Company. He began work with the BriteSmile tooth whitening system in the Spring of 1996, and was asked to help the Company with the training of dentists across the US late in 1996. He assumed the duties as director of training for the Company in the Spring of 1997, and in the Fall of 1997, he left his successful private practice of 10 years to join the Company in a full-time capacity. His duties primarily include the clinical testing and evaluation of all Company products, the development of procedural protocol, and interfacing with the dental community seeking technical assistance with the BriteSmile tooth whitening procedure and products. Dr. Knight has successfully treated over 400 patients with the BriteSmile system.

          Salim A. Nathoo, a principal of OraCeutical LLC in Lee,
Massachusetts, serves as a product development consultant to the Company. He was formerly employed by Colgate-Palmolive Co. as a Senior Researcher from 1990 to 1998 and was a key player in the successful worldwide launch of the Colgate Whitening program during his tenure there. Dr. Nathoo has lectured globally on both the clinical and scientific aspects of tooth whitening, and he is recognized as one of the leading authorities on the subject. Dr. Nathoo is currently one of the founders of OraCeutical LLC and heads up its clinical research arm, Oral Health Clinical Services, LLC (Piscataway, NJ). Dr. Nathoo holds both a PhD and DDS from New York University, and has published over 40 papers in major scientific journals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of June 22, 1998 regarding beneficial stock ownership of (i) all persons known to the Company to be beneficial owners of more than 5% of the outstanding common stock; (ii) each director or director nominee, and each person who served at any time during fiscal year 1998 as the Company's CEO, and (iii) all officers and directors of the Company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them except as otherwise indicated.



                                 Number of Shares       Percent of Outstanding
Name and Address                Beneficially Owned              Shares
----------------                ------------------      ----------------------

Executive Officers and  Directors

Richard V. Trefz
Airport Business Center
200 Diplomat Drive, Bay 204
Lester, PA  19113                    25,000/2/                      *

Brian G. Delaney
36 Fitzwilliam Place
Dublin 2, IRELAND                        -0-                        *

Anthony M. Pilaro
36 Fitzwilliam Place
Dublin 2, IRELAND                 3,680,557/3/                     41.6%

R. Eric Montgomery
29 Fairview Road
P. O. Box 487
Monterey, MA  01245                 175,000/4/                      2.2%

Linda S. Oubre
101 Ygnacio Valley Road,
Suite 212
Walnut Creek, CA  94596                  -0-                        *

E. Wyatt Cannady
P. O. Box 3089
Dana Point, CA  92629                75,000/1/                      *

All Officers and Directors
as a Group (7 persons)            4,005,557/6/                      43.8%

5% Beneficial Owners

LCO Investments Limited
Canada Court
Upland Road
St. Peter Port
Guernsey
Channel Islands                   3,680,557/5/                      41.6%

------------------

* Constitutes less than 1%.


     /1/ Represents shares Mr. Cannady may have the right to acquire through the exercise of options to purchase shares of Common Stock at $9.00 per share. See, however, discussion regarding termination of Mr. Cannady's Employment Agreement under "Employment Contracts and Termination of Employment Arrangements."

     /2/  Owned of record and beneficially.

     /3/ Represents shares owned of record and beneficially by LCO Investments Limited, including options to purchase 1,173,334 shares exercisable at $4.50 per share. Mr. Pilaro is Chairman of CAP Advisors Limited. CAP Advisors is the sole trustee of the ERSE Trust, of which LCO Investments Limited is a wholly-owned subsidiary.

     /4/ Represents shares which Mr. Montgomery has the right to acquire upon the exercise of options exercisable at $3.20 per share.


     /5/ Includes 1,173,334 shares subject to purchase within 60 days upon the exercise of options. LCO Investments Limited is a wholly-owned subsidiary of the ERSE Trust. The sole trustee of the ERSE Trust is CAP Advisers Limited. Mr. Pilaro, a director of the Company, is Chairman of CAP Advisors Limited.

     /6/ Percentage based upon 9,143,106 shares outstanding, assuming exercise by officers and directors of all stock options exercisable within 60 days beneficially owned by them.



               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. The Company is not aware of any transactions in its outstanding securities by or on behalf of any director, executive officer or ten percent holder, which would require the filing of any report pursuant to Section 16(a) during the fiscal year ended March 31, 1998, that was not filed with the Commission.

                             EXECUTIVE COMPENSATION

       The following Summary Compensation Table shows compensation paid by the Company for services rendered during the past three fiscal years to E. Wyatt Cannady, who served as the Company's Chief Executive Officer during the last fiscal year. In April 1998, at the request of the directors of the Company, Mr. Cannady resigned as the Company's President and Chief Executive Officer. The Company has appointed Richard V. Trefz as its new President and CEO, effective June 1, 1998.

                           SUMMARY COMPENSATION TABLE


                                                                    Long-Term
                                 Annual Compensation/1/ Awards      Compensation
                                 -----------------------------------------------
Name and Principal
Position                   Year  Salary              Bonus          Options
--------------------------------------------------------------------------------

E. Wyatt Cannady
President and CEO
since February 24, 1997    1998  $175,000            $   -0-            -0-
                           1997  $ 19,080/2/         $25,000/3/     225,000/4/

-----------------

     /1/ Compensation deferred at the election of the executive, pursuant to the Ion Laser Technology Profit Sharing Plan, is included in the year earned.

     /2/ Base salary for the period February 24, 1997 (commencement of employment) through March 31, 1997.

     /3/ Signing bonus pursuant to Employment Agreement effective February 24, 1997.

     /4/ Vest and become exercisable at the rate of 18,750 each April 1, July 1, October 1 and January 1 during the Employment Agreement term, commencing April 1997. Mr. Cannady's entitlement to options granted pursuant to his Employment Agreement with the Company is in dispute as a result of the Company's termination of Mr. Cannady's employment. See "Employment Contracts and Termination of Employment Agreements," below.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                       AND MARCH 31, 1998 OPTION VALUES

                                                                        Value of
                                             Number of Securities       Unexercised
                                             Underlying Unexercised     In-the-Money
                    Shares        Value      Options at                 Options at
                    Acquired on   Realized   March 31, 1998/1/          March 31, 1998/2/
Name                Exercise (#)  ($)        Exercisable/Unexercisable  Exercisable/Unexercisable
------------------  ------------  ---------  -------------------------  -------------------------

E. Wyatt Cannady              0          0     75,000    150,000        $       0   $      0

     /1/ Mr. Cannady's entitlement to options granted pursuant to his Employment Agreement with the Company is in dispute as a result of the Company's termination of Mr. Cannady's employment. See "Employment Contracts and Termination of Employment Agreements," below.

     /2/ Potential unrealized value is calculated as the fair market value at March 31, 1998 ($2.44 per share) less the option exercise price times the number of shares.

Employment Contracts and Termination of Employment Arrangements
---------------------------------------------------------------

       E. Wyatt Cannady served as President and CEO of the Company from February 24, 1997 to April 1998, pursuant to the terms of an Employment Agreement dated April 25, 1997. The Employment Agreement provided for Mr. Cannady to serve until March 31, 2000, at an annual base salary of $175,000 for the first year, $195,000 for the second year, and $195,000 for the third year. Other benefits included a one-time signing bonus of $25,000, annual bonuses contingent upon achievement of goals established by the Board, participation in all incentive, savings, retirement and welfare plans of the Company, reimbursement for commuting from his residence to the Company's Salt Lake City office, and reasonable secondary living expenses in Salt Lake City for one year. The Agreement also provided for the grant of options to purchase 225,000 shares of Common Stock of the Company at $9.00 per share, vesting 18,750 shares each quarter.

       With respect to compensation payable upon termination of employment, the Agreement provides that if Mr. Cannady is terminated for cause, the Company is released from most future financial obligations under the Agreement. However, if he is not terminated for cause, he would be contractually entitled to continue to receive his salary and benefits for one year, as well as stock options, warrants and other similar rights. It is the position of the Company that Mr. Cannady's employment was terminated for cause.

Compensation Committee
----------------------

       The Compensation Committee of the Board of Directors is currently comprised of directors Delaney, Montgomery, and Oubre. The committee meets periodically to review the compensation of the Company's officers.

       The current level of compensation for the Chief Executive Officer is a base salary, which was established in June 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On May 5, 1998, the Company issued and sold 1,860,465 shares of its Common Stock (the "Shares") to its major shareholder, LCO Investments Limited, pursuant to a Stock Purchase Agreement dated as of May 4, 1998 (the "May 1998 Purchase Agreement"). See Item 1, "Recent Business Developments--May 1998 Equity Financing," above. LCO Investments Limited currently owns approximately 42% of the Company, assuming exercise of outstanding options held by LCO. LCO is a wholly-owned subsidiary of the

ERSE Trust. The sole trustee of the ERSE Trust is CAP Advisers Limited. Mr. Pilaro, a director of the Company, is Chairman of CAP Advisors Limited.

       On May 12, 1997, the Company closed a private placement of 428,572 shares of Common Stock of the Company (the "Shares"), and options to purchase 500,000 shares of Common Stock (the "Options"), pursuant to a Securities Purchase Agreement dated as of May 8, 1997 (the "May 1997 Purchase Agreement"). The total consideration received by the Company for the Shares and the Options in this offering was $3,000,000. The Options are exercisable at any time until the close of business on May 1, 2007. Pursuant to the May 1998 financing described above, the exercise price of the options was amended to $4.50 per share. The Shares and Options were sold to LCO Investments Limited and Richard S. Braddock, the Chairman of the Board of the Company (the "Purchasers"). The Shares, and the shares of Common Stock underlying the Options, are restricted and may not be transferred or sold, except as permitted by the May 1997 Purchase Agreement, for a period of one year after their acquisition by the Purchasers. The Shares, including the shares issuable upon exercise of the Options, are subject to certain piggyback and demand registration rights, as provided by a separate Registration Rights Agreement dated as of May 8, 1997.

       The Purchasers had invested in the Company previously by purchasing 280,000 shares of Common Stock and options to purchase 966,667 shares of Common Stock under a Securities Purchase Agreement dated as of April 1, 1996, for a total purchase price of $4,683,334.

       The Company is negotiating, and anticipates entering into, an agreement with OraCeutical LLC of Lee, Massachusetts, pursuant to which OraCeutical will provide technology development services to the Company related to various light-activated tooth whitening products and procedures, and a new, advanced BriteSmile take-home tooth whitening product. Mr. Eric Montgomery, a director of the Company, is the Founding Manager and President of OraCeutical, an organization dedicated to the development of next generation products for use in the professional dental office.

       The Company has entered into a Consulting Agreement with its director, Linda Oubre, pursuant to which Ms. Oubre will be retained for an initial term of one-year at an hourly rate to conduct market research related to the establishment of Company-owned tooth whitening centers throughout the United States.

                             --------------------


                           PROPOSAL 2 -- NAME CHANGE

       At the Annual Meeting, the shareholders will consider and vote upon a proposal to amend Article 1 of the Articles of Incorporation of the Company to change the name of the Company from Ion Laser Technology, Inc., to BriteSmile, Inc. The Board of Directors believes that the proposed name change is desirable because it more accurately reflects the Company's primary business of providing tooth whitening and other therapeutic medical and dental procedures through leading edge technology. The Company owns the rights to the registered trademark "BriteSmile," which has been used in connection with sales of the Company's primary products. The Company's new, light-activated tooth-whitening device, currently under development, and the chemical agents used with the device, will be marketed under the name "BriteSmile."

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY.

                             --------------------


                  PROPOSAL 3 -- ADOPTION OF COMPENSATION PLAN

       The Company's Board of Directors has approved and adopted the Company's Revised 1997 Stock Option Investment and Incentive Plan (the "Plan"). At the Annual Meeting, the Company's shareholders will be asked to approve the Plan, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of the Plan and a table summarizing the benefits to be conferred under the Plan follows.

       The Plan provides for the award of incentive stock options to key employees, and the award of non-qualified stock options, stock appreciation rights, cash and stock bonuses, and other incentive grants to key employees, directors, officers, agents and consultants who have important relationships with the Company or its subsidiaries. Presently there are approximately 22 employees who will be eligible to participate in the Plan. The Plan was initially adopted by the Board of Directors effective as of January 31, 1997. It was amended by the Board of Directors on May 12, 1998. The principal provisions of the Plan are summarized below.

       Administration

       The Plan is administered by the Board of Directors of the Company, or a Committee appointed by the Board consisting solely of two or more non-employee directors (the "Plan Committee"). The Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the Plan should be made and the amount, terms and conditions of the awards. The Plan Committee may adopt and amend rules relating to the administration of the Plan. Upon election of the director nominees identified in Proposal 1 herein, the Plan Committee will be comprised of all directors of the Company. The Plan is intended to comply with, and will be administered in accordance with, Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto.

       Eligibility

       Awards under the Plan may be made to directors, officers, or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons whom the Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

       Shares Available

       Subject to adjustment as provided in the Plan, a maximum of 2,000,000 shares of the Company's common stock is reserved for issuance thereunder. If an option or stock appreciation right granted under the Plan expires or is terminated or canceled, the unissued shares subject to such option or stock appreciation right are again available under the Plan. In addition, if shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

       Term

       Unless earlier terminated by the Plan Committee, the Plan will continue in effect until the earlier of: (i) January 31, 1997, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Plan Committee may suspend or terminate the Plan at any time except with respect to options, and shares subject to restrictions then outstanding under the Plan.

       Stock Option Grants

       The Plan Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the Plan. With respect to each option grant, the Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. The Plan specifies, however, that 6 months must elapse from the date of grant of the options to the date of disposition by the option holder of the shares of common stock underlying the option. Options granted under the plan expire six months after the termination of the option holder's employment for reasons other than permanent disability, retirement, death, or termination for cause. To date, 1,228,500 options to purchase Common Stock have been granted pursuant to the Plan.

       ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the common stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the common stock covered by the option at the date of grant.

       In connection with the grant of NSOs or ISOs, the Plan Committee may issue "Reload Options", which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

       In general, no vested option may be exercised unless at the time of such exercise the holder of such option is employed by or in the service of the Company or any subsidiary thereof, within 3 years following termination of employment by reason of death, retirement, or disability, and within 6 months following termination for any other reason, except for cause, in which case all unexercised options shall terminate forthwith. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option.

       Stock Appreciation Rights

       Two types of Stock appreciation rights ("SARs") may be granted under the
Plan:  "Alternate SARs" and "Limited Rights."   Alternate SARs are granted
concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the Alternate SARs over the fair market value of each share of common stock underlying the option at the grant date. The exercise of Alternate SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be canceled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them. Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued.

       Limited Rights may be issued concurrently with or subsequent to the award of any stock option or Alternate SAR under the Plan. Limited Rights allow the holder thereof to be paid appreciation on the stock option or the amount of appreciation receivable upon exercise of an Alternate SAR in cash and in lieu of exercising such options or rights. Limited Rights are exercisable only to the same extent and subject to the same conditions and within the same time periods as the stock options or Alternate SARs underlying such Limited Rights; provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of 6 months following the date of grant. Limited Rights are exercisable in full for a period of seven months following a change in control of the Company. Upon the exercise of Limited Rights, the stock options or Alternate SARs underlying such Limited Rights shall terminate. Cash payments upon the exercise of Limited Rights will not reduce the number of shares of common stock reserved for issuance under the Plan. No SARs have been granted under the Plan.

       Stock Bonus Awards

       The Plan Committee may award shares of common stock as a stock bonus under the Plan. The Plan Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the Plan Committee at the time the stock is awarded. No stock bonus awards have been granted under the Plan.

       Cash Bonus Rights

       The Plan Committee may grant cash bonus rights under the Plan either outright or in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. Bonus rights granted in connection with an SAR entitle the holder to a cash bonus when the SAR is exercised, that is determined by multiplying the amount received upon exercise of the SAR by the applicable bonus percentage. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Plan Committee, either at the time the stock bonus is awarded or upon the lapse of any restrictions to which the stock is subject. No bonus rights have been granted under the Plan.

       Non-Assignability of Plan Awards

       No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

       Changes in Capital Structure

       The Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Plan Committee in the number and kind of shares available for grants under the Plan. In addition, the Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a period prior to the consummation of the transaction established by the Plan Committee or as may otherwise be provided in the Plan.

       Tax Consequences

       The following description addresses the federal income tax consequences of the Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

       Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

       Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

       An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

       Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under proposed regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

       Amendments to Plan

       The Plan Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements.

       Subject to the Plan, the following options have been awarded:



                               NEW PLAN BENEFITS

                           Revised 1997 Stock Option
                               and Incentive Plan
                          ---------------------------

                                                                            NO. OF OPTIONS TO
        NAME AND POSITION                              DOLLAR VALUE ($)/4/  PURCHASE COMMON STOCK/5/
-------------------------------------------------------------------------------------------------
Richard V. Trefz                                            0                        225,000/1/
President and Chief Executive Officer, and
Director nominee

Current Executive Officers                                  0                        575,000/2/
as a Group

Current Directors Who Are Not                               0                        175,000
Executive Officers, as a Group

All Current or Former Employees                             0                        478,500/3/
Who are Not Executive Officers, as a Group

  (1) Vest and become exercisable 45,000 each year over the next five years.

  (2) Includes the 225,000 granted to Mr. Trefz. Of the total 575,000, 250,000 are currently vested, 50,000 vest after two years, subject to achievement of certain Company financial goals, 50,000 vest after five years, subject to achievement of financial goals, and Trefz' 225,000 vest over five years.

  (3) Includes 259,000 options granted to former employees, at exercises prices in excess of $2.88 per share, which options expire by their terms, if unexercised, within three months after termination of employment. Under the Plan, any shares of Common Stock subject to an option, which for any reason is canceled, terminated, unexercised or expires, shall again be available for issuance under the Plan.

  (4) As of July 2, 1998, the market value of the shares of Common Stock underlying the options was $0.88, as quoted on the American Stock Exchange.

  (5) Exercise prices of options granted pursuant to the Plan range from $1.75 per share to $9.00 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN

                           -------------------

                PROPOSAL 4 -- APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending March 31, 1999. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended March 31, 1998.

     At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors.

     Representatives of Ernst & Young LLP are expected to attend the 1998 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

     THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF AUDITORS.



                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the 1998 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.



                                 ANNUAL REPORT

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY -
ATTENTION: SUSAN ADER, ASSISTANT SECRETARY, 200 Diplomat Drive, Airport Business Center, Lester, Pennsylvania 19113. A request for a copy of the Company's Annual Report on Form 10-KSB must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on June 22, 1998. Exhibits to the Form 10-KSB, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

     A copy of the Company's 1998 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1999 Annual Meeting of Shareholders must be received by the Company by March 15, 1999. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is timely received, and determine whether it is a proper proposal to present to the 1999 Annual Meeting.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.



                              By Order of the Board of Directors


                              Brian G. Delaney, Acting Secretary

Lester, Pennsylvania
July 16, 1998

                                   APPENDICES

1.  FORM OF PROXY

2.  REVISED 1997 STOCK OPTION AND INCENTIVE PLAN

                                     PROXY

                           ION LASER TECHNOLOGY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard V. Trefz and Brian G. Delaney and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on July 22, 1998 at the Annual Meeting of Shareholders to be held at the Warwick Hotel, 1701 Locust Street, Philadelphia, Pennsylvania 19103-6179, on Tuesday, August 11, 1998, at 3:00 p.m., local time, or at any adjournment thereof.

1.   Election of Directors.

     FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
     / /           / /                       / /

     (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

     Richard V. Trefz      Anthony M. Pilaro   Brian G. Delaney

     R. Eric Montgomery    Linda S. Oubre

2. To approve and ratify the change of the name of the Company to "BriteSmile, Inc."

     FOR                AGAINST       ABSTAIN
     / /                / /           / /

3. To approve and ratify the Company's adoption of the Revised 1997 Stock Option and Incentive Plan.

     FOR                AGAINST       ABSTAIN
     / /                / /           / /

4. To approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended March 31, 1999.

     FOR                AGAINST       ABSTAIN
     / /                / /           / /

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, and 4.

DATE:       __________________________________________


            __________________________________________
            Signature

            __________________________________________
            Signature of joint holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

                          ION LASER TECHNOLOGY, INC.

                              a Utah corporation

                 REVISED 1997 STOCK OPTION AND INCENTIVE PLAN

                             ARTICLE I    GENERAL

1.01.  PURPOSE.

       The purposes of this Revised 1997 Stock Option and Incentive Plan (the "Plan") are to: (1) closely associate the interests of the management of Ion Laser Technology, Inc., a Utah corporation, and its Affiliates (collectively referred to as the "Company") with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management to remain with the Company, whether as an employee or as a non-employee director, and to put forth maximum efforts for the success of its business.

1.02.  ADMINISTRATION.

       (a) Pursuant to the corporate laws of the State of Utah, the Board of Directors of the Company, or a Committee appointed by the Board consisting solely of two or more non-employee directors, (the "Committee"), shall administer the Plan and shall approve any transaction under the Plan involving a grant, award or other acquisition from the Company. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee.

       (b) The Committee shall have the authority, without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, and from time to time, to:

           (i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

           (ii) designate the directors, employees or classes of employees eligible to participate in the Plan from among those described in
           Section 1.03 below;

           (iii) grant awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

           (iv) determine the purchase price of shares of Common Stock covered by each Option (the "Option Price");

           (v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

           (vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

           (vii) determine the terms and provisions of the various Option or Stock Appreciation Rights Agreements (none of which need be identical or uniform) evidencing Options or Stock Appreciation Rights granted under the Plan and to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

           (viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

     The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

       (c) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Optionees and the Company.

       (d) One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

       (e) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, Stock Appreciation Right, the Plan, or any award thereunder.

       (f) For purposes of this Section 1.02, a "non-employee director" shall mean a director who: (i) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission;
(iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

       (g) Unless such holding period is waived by the Company, officers or directors of the Company who are subject to the short-swing profits provisions of Section 16 of the Securities Exchange Act of 1934 (the "34 Act") and who acquire shares of Company stock pursuant to this Plan, must hold such shares for a period of six months following the date of acquisition, provided that this condition shall be satisfied with respect to stock options or other derivative securities granted to such officers or directors if at least six months elapse from the date of grant of the Option to the date of disposition by Optionee of the Option (other than upon exercise), or the shares of Common Stock underlying the Option.

1.03.  ELIGIBILITY FOR PARTICIPATION

       Participants in the Plan shall be selected by the Committee, and awards under the Plan, as described in Section 1.04 below, may be granted by the Committee, to directors, officers and key employees of the Company and to other key individuals such as consultants and non-employee agents to the Company whom the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to executive officers and other key employees of the Company who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company, and who agree, in writing, to remain in the employ of, and to render services to, the Company for a period of at least one (1) year from the date of the grant of the award. The Committee has the authority to select particular employees within the eligible group to receive awards under the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an award has been granted is sometimes referred to herein as an "Optionee." An Optionee shall be eligible to receive more than one Option and/or Stock Appreciation Right during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

1.04.  TYPES OF AWARDS UNDER PLAN.

       Awards under the Plan may be in the form of any one or more of the following:

       (a) "Stock Options" which are nonqualified stock options, the tax consequences of which are governed by the provisions of Section 83 of the Internal Revenue Code (the "Code"), as described in Article II;

       (b) "Incentive Stock Options" which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code, as described in
Article III;

       (c) "Reload Options" which are also nonqualified stock options, the tax consequences of which are governed by Section 83 of the Code, as described in
Article IV;

       (d) "Alternate Rights" which are Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in
Article V; and/or

       (e) "Limited Rights" which are also Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in
Article VI.

       (f) "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code, as described in Article VII.

       (g) "Cash Bonuses" which are compensation, the tax consequences of which are governed by Section 61 of the Code, as described in Article VIII.

1.05.  AGGREGATE LIMITATION ON AWARDS.

       (a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 2,000,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act.

       (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

           (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Option;

           (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Rights shall be counted; and

           (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

           (iv) all shares issued (including the shares, if any, withheld for tax withholding requirements) as Stock Bonuses shall be counted.

       (c) In addition to shares of Common Stock actually issued pursuant to Stock Bonuses or the exercise of Options or Alternate Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights shall have been exercised.

       (d) Shares tendered by a participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Option or Stock Appreciation Right granted without a related Option, which for any reason is canceled, terminated, unexercised or expires in whole or in part shall again be available for issuance under the Plan, but shares subject to an Option or Alternate Right which are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

1.06.  EFFECTIVE DATE AND TERM OF PLAN.

       (a) The Plan shall become effective as of the 31st day of January, 1997, the date the Plan is adopted by the Board (the "Effective Date").

       (b) No awards shall be granted under the Plan after or on the 31st day of January, 2007, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                          ARTICLE II    STOCK OPTIONS

2.01.  AWARD OF STOCK OPTIONS.

       The Committee may from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Stock Options"). The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02.  STOCK OPTION AGREEMENTS.

       The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

2.03  STOCK OPTION PRICE.

      The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower or higher Option Price.

2.04.  TERM AND EXERCISE.

       Unless otherwise provided by the Committee or in the Stock Option Agreement pertaining to the Stock Options, each Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

2.05  MANNER OF PAYMENT.

      Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee.

2.06  DEATH OF OPTIONEE.

      (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and three years after the Optionee's death.

      (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

2.07  RETIREMENT OR DISABILITY.

      Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Stock Options to the extent such options are exercisable during such three year period.

2.08  TERMINATION FOR OTHER REASONS.

      Except as provided in Sections 2.06, 2.07, or 9.12(f), or except as otherwise determined by the Committee, all Stock Options shall terminate six months after the termination of the Optionee's employment.

2.9   EFFECT OF EXERCISE.

      The exercise of any Stock Option shall cancel that number of related Alternate Rights and/or Limited Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Stock Option.

                     ARTICLE III    INCENTIVE STOCK OPTIONS

3.01  AWARD OF INCENTIVE STOCK OPTIONS.

      The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options", which are intended to qualify as such under the provisions of Section 422 of the Code, to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Incentive Stock Options"). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

3.02  INCENTIVE STOCK OPTION AGREEMENTS.

      The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

3.03  INCENTIVE STOCK OPTION PRICE.

      Except as provided in Section 3.10 below, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04  TERM AND EXERCISE.

      Except as provided elsewhere herein, or unless otherwise provided by the Committee, or in the Stock Option Agreement pertaining to the Incentive Stock Option, each Incentive Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

3.05  MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT.

      The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Committee in any calendar year shall not exceed $100,000. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may in the aggregate exceed such $100,000 Fair Market Value limitation, so long as each such Incentive Stock Option within the Multiple Incentive Stock Option award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

3.06  DEATH OF OPTIONEE.

      (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and three years after the Optionee's death.

      (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

3.07  RETIREMENT OR DISABILITY.

      Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

3.08  TERMINATION FOR OTHER REASONS.

      Except as provided in Sections 3.06, 3.07 or 9.12(f), or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate six months after the date of termination of the Optionee's employment.

3.09  APPLICABILITY OF STOCK OPTIONS SECTIONS AND OTHER RESTRICTIONS.

      Sections 2.05, Manner of Payment; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein. In addition, the Optionee shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of granting the Incentive Stock Option or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Options.

3.10  EMPLOYEE/TEN PERCENT SHAREHOLDERS.

      In the event the Committee determines to grant an Incentive Stock Option to an employee who is also a Ten Percent Stockholder, as defined in 9.07(i) below, (i) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option. Fair Market Value shall be as defined in 9.07(c) below.

                          ARTICLE IV    RELOAD OPTIONS

4.01.  AUTHORIZATION OF RELOAD OPTIONS.

       Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may, subject to the provisions of the Plan, particularly the provisions of Section
9.11 below, and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or other Reload Options through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying

Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

4.02.  RELOAD OPTION AMENDMENT.

       Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

4.03.  RELOAD OPTION PRICE.

       The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

4.04.  TERM AND EXERCISE.

       The term of each Reload Option shall be equal to the remaining Option Term of the underlying Stock Option and/or Incentive Stock Option.

4.05.  TERMINATION OF EMPLOYMENT.

       No additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

4.06.  APPLICABILITY OF STOCK OPTIONS SECTIONS.

       Sections 2.05, Manner of Payment; 2.06 Death of Optionee; 2.07, Retirement or Disability; 2.08, Termination for Other Reasons; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this Article IV as though fully set forth herein.


                ARTICLE V    ALTERNATE STOCK APPRECIATION RIGHTS

5.01.  AWARD OF ALTERNATE RIGHTS.

       Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock, a related alternate stock appreciation right, permitting the Optionee to be paid the appreciation on the Option in Common Stock in lieu of exercising the Option ("Alternate Right").

5.02.  ALTERNATE RIGHTS AGREEMENT.

       Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

5.03.  TERM AND EXERCISE.

       An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections
5.04 and 5.05. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

5.04.  AMOUNT OF PAYMENT.

       The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to said Alternate Right was granted or became effective, as the case may be.

5.05.  FORM OF PAYMENT.

       Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Section 5.04 in Common Stock. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock.

5.06.  EFFECT OF EXERCISE.

       The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

5.07.  RETIREMENT OR DISABILITY.

       Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such three year period.

5.08.  DEATH OF OPTIONEE OR TERMINATION FOR OTHER REASONS.

       Except as provided in Section 5.07 or 9.12(f), or except as otherwise determined by the Committee, all Alternate Rights shall terminate six months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

                          ARTICLE VI    LIMITED RIGHTS

6.01.  AWARD OF LIMITED RIGHTS.

       Concurrently with or subsequent to the award of an Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock underlying such Option or Alternate Right, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in cash in lieu of exercising the Option ("Limited Right").

6.02.  LIMITED RIGHTS AGREEMENT.

       Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

6.03.  TERM AND EXERCISE.

       An Optionee who has been granted Limited Rights may, from time to time, in lieu of the exercise of an equal number of Options and Alternate Rights related thereto, elect to exercise one or more Limited Rights and thereby become entitled to receive from the Company payment in cash in the amount determined pursuant to Sections 6.04 and 6.05. Limited Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options or Alternate Rights related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Limited Rights.

       Notwithstanding any other provision in this Section 6.03 to the contrary, Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company (the "Exercise Period").

       As used in the Plan, a "Change of Control" shall be deemed to have occurred if (a) individuals who are currently directors of the Company immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to the Company, or to all or substantially all of its assets), or any entity, person or Group other than the Company or a Subsidiary Corporation of the Company acquires shares of the Company in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the outstanding shares of the Company.

       As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of the Company, (ii) any merger, consolidation, reorganization or sale of all or substantially all of the assets of the Company which has been approved by the shareholders, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

6.04.  AMOUNT OF PAYMENT.

       The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Fair Market Value per share of Common Stock covered by the related Option or Alternative Right on the date the Option or Alternate Right was granted and the Fair Market Value per share of such Common Stock on the exercise date.

6.05.  FORM OF PAYMENT.

       Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.04, shall be paid by the Company solely in cash.

6.06.  EFFECT OF EXERCISE.

       If Limited Rights are exercised, the Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Options and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related Options and Alternate Rights were exercised or terminated.

6.07.  RETIREMENT OR DISABILITY.

       Upon termination of the Optionee's employment (including employment as a director of this Company after an Optionee terminates employment as an officer or key employee of this Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such three year period.

6.08.  DEATH OF OPTIONEE OR TERMINATION FOR OTHER REASONS.

       Except as provided in Sections 6.07, 6.09 or 9.12(f), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate three months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

6.09.  TERMINATION RELATED TO A CHANGE IN CONTROL.

       The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.07 and 6.08 respectively, is waived during the Exercise Period as to any Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for cause, or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used in this Plan, "for cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                          ARTICLE VII    STOCK BONUSES

7.01   TERMS, CONDITIONS AND RESTRICTIONS.

       The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more Stock Bonuses as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.

                          ARTICLE VIII    CASH BONUSES

8.01   GRANT.

       The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more cash bonuses as compensation ("Cash Bonuses"). The Committee may grant Cash Bonuses under the Plan outright or in connection with (i) an Option or Stock Appreciation Right granted or previously granted or (ii) a Stock Bonus awarded, or previously awarded. Bonuses will be subject to rules, terms, and conditions as the Committee may prescribe.

8.02   CASH BONUSES IN CONNECTION WITH OPTIONS AND STOCK APPRECIATION RIGHTS.

       Cash Bonuses granted in connection with Options will entitle an Optionee to a Cash Bonus when the related Option is exercised (or surrendered in connection with exercise of a Stock Appreciation Right related to the Option) in whole or in part. Cash Bonuses granted in connection with Stock Appreciation Rights will entitle the holder to a Cash Bonus when the Stock Appreciation Right is exercised. Upon exercise of an Option, the amount of the Cash Bonus shall be determined by multiplying the amount by which the total Fair Market Value of the shares to be acquired upon the exercise exceeds the total Option Price for the shares by the applicable bonus percentage. Upon exercise of a Stock Appreciation Right, the cash bonus shall be determined by multiplying the total Fair Market Value of the shares or cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a Cash Bonus shall be determined from time to time by the Committee but shall in no event exceed thirty percent.

8.03   CASH BONUSES IN CONNECTION WITH STOCK BONUSES.

       Cash Bonuses granted in connection with Stock Bonuses will entitle the person awarded such Stock Bonuses to a Cash Bonus either at the time the Stock Bonus is awarded or at such time as restrictions, if any, to which the Stock Bonus is subject lapse. If a Stock Bonus awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus granted in connection with such Stock Bonus shall terminate and may not be exercised. Whether any Cash Bonus is to be awarded and, if so, the amount and timing of such Cash Bonus shall be determined from time to time by the Committee.

                          ARTICLE IX    MISCELLANEOUS

9.01.  GENERAL RESTRICTION.

       Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or

Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.02.  WITHHOLDING TAXES.

       Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of issuance of a Stock Bonus or exercise of its Options or Stock Appreciation Rights, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

9.03.  RIGHT TO TERMINATE EMPLOYMENT.

       Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

9.04.  NON-UNIFORM DETERMINATIONS.

       The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

9.05.  RIGHTS AS A SHAREHOLDER.

       The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

9.06   FRACTIONAL SHARES.

       Fractional shares shall not be granted under any award under this Plan, unless the provision of the Plan which authorizes such award also specifies the terms under which fractional shares or interests may be granted.

9.07.  DEFINITIONS.

       As used in this Plan, the following words and phrases shall have the meanings indicated in the following definitions:

       (a) "AFFILIATE" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

       (b) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

       (c) "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

       (d) "OPTION" means Stock Option, Incentive Stock Option or Reload Option.

       (e) "OPTION PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

       (f) "PARENT CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the Optionee's employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (g) "STOCK APPRECIATION RIGHT" shall mean Alternate Right or Limited
Right.

       (h) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (i) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, is an employee of the Company who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

9.08.  LEAVES OF ABSENCE AND PERFORMANCE TARGETS.

       The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate and to impose them upon an Optionee as a condition of continued employment.

9.09.  NEWLY ELIGIBLE EMPLOYEES.

       The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

9.10.  ADJUSTMENTS.

       In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, the performance targets referred to in Section 9.08 and any and all other matters deemed appropriate by the Committee.

9.11.  AMENDMENT OF THE PLAN.

       The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his other rights under an award previously granted to him or her.

9.12.  GENERAL TERMS AND CONDITIONS OF OPTIONS.

       Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement, unless otherwise stated in Articles II, III or IV of the Plan, shall comply with and be subject to the following terms and conditions:

       (a) Number of Shares.  Each Option Agreement shall state the number of
           ----------------
shares of Common Stock to which the Option relates.

       (b) Type of Option. Each Option Agreement shall specifically identify the
           --------------
portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option in the form of either a Stock Option or a Reload Option.

       (c) Option Price.  Each Option Agreement shall state the Option Price
           ------------
which, in the case of Incentive Stock Options (except to the extent provided in Article III above), shall be not less than 100% of the undiscounted Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in 9.13(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. No Options shall be granted under the Plan more than 10 years after the date of adoption of the Plan by the Board, but the validity of Options previously granted may extend and be validly exercised beyond that date. Except as provided in Section 3.10 above, Options granted under the Plan shall be for a period determined by the Committee as provided in Section 9.12(e), below.

       (d) Medium and Time of Payment. The Option Price shall be paid in full at
           --------------------------
the time of exercise in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Company at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

       (e) Term and Exercise of Options.  Options shall be exercisable over the
           ----------------------------
exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 9.12(f) and 9.12(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

       (f) Termination. Except as provided in Section 9.12(e) and in this
           -----------
Section 9.12(f) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a Parent, division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which Code Section 424(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within six months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall limit the Company's rights under Section 9.03 above. No Option may be exercised after the expiration of its term.

       (g) Death, Disability or Retirement.  If an Optionee shall die while
           -------------------------------
employed by the Company, a Parent or a Subsidiary Corporation thereof, or die within three months after the termination of such Optionee's employment other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within three years after the date of death, disability or retirement of the Optionee. If the Optionee's employment shall terminate by reason of removal for cause, all Options theretofore granted to such Optionee shall terminate immediately upon removal and may not be exercised.

       (h) Non-transferability of Options.  For the purpose of preserving to the
           ------------------------------
Company the right and ability to register the exercise of Options on Form S-8 under the Act, including exercises of Options by former employees and the executors, administrators or beneficiaries of the estates of deceased employees, Options granted under the Plan shall not be transferable otherwise than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, or unless the Committee determines that the ability to register the underlying shares on Form S-8 need not be preserved, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

       (i)  Effect of Certain Changes.
            -------------------------

               (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan pursuant to Section 1.05 above, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

               (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including, if so determined by the Committee, shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

               (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan pursuant to Section 1.05 above, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Company is taken public, the Committee shall provide for the alternative in (ii) above. Upon any cancellation of an outstanding Option pursuant to this 9.12(i)(C), the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

               (D) Paragraphs (B) and (C) of this Section 9.12(i) shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

               (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to Article III of this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               (G) Except as hereinbefore expressly provided in this Section 9.12(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

       (j)  Rights as a Shareholder.  An Optionee or a transferee of an Option
            -----------------------
shall have no right as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.12(i) hereof.

       (k)  Other Provisions.  The Option Agreement authorized under the Plan
            ----------------
shall contain such other provisions, including, without limitation, (A) the imposition of restrictions upon the exercise of an Option; (B) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and (C) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

9.13.  EFFECTS OF HEADINGS

       The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 31ST DAY OF JANUARY, 1997.



                                 /s/ Dean E. Hutchings
                             ----------------------------
                             Dean E. Hutchings, Secretary